SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 16, 2003

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
 (Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.  Other Events

On December 16,  2003, Coca-Cola Enterprises Inc. issued two press releases:  (1) announcing the Board of Directors has elected Calvin Darden as a director, effective January 1, 2004; and (2) announcing that John R. Alm has been elected president and chief executive officer with Lowry F. Kline, current chairman and Executive Officer, remaining as Executive Chairman of the Board with active management duties.

Item 7.    Financial  Statements and Exhibits

     Exhibit

         99.1                  Press release dated December 16, 2003 - Board elects Calvin Darden as Director

         99.2                  Press release dated December 16, 2003 - Board elects John R. Alm Chief Executive Officer

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: December 17, 2003	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

99.1	Press Release issued December 16, 2003 - Board elects Calvin Darden as Director
99.2	Press release dated December 16, 2003 - Board elects John R. Alm Chief Executive Officer